UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 18, 2015

Paperweight Development Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-82084-01	39-2014992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 East Wisconsin Avenue, P.O Box 359, Appleton, Wisconsin	54912-0359
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 920-734-9841

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Invitation to Bondholders and Lenders

Paperweight Development Corp.’s wholly-owned subsidiary, Appvion, Inc. (the “Company”) today announced that it plans to host an investor meeting in New York City, NY on December 10, 2015. The meeting will be open to all of the Company’s current Second Lien Secured noteholders as well as lenders in its Senior Secured Credit Facilities and will provide an opportunity to meet members of the Company’s management team. The invitation to be sent to the Company’s bondholders and lenders is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

Notice Regarding Forward-Looking Statements

This report and the exhibits hereto contain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, regarding the Company’s plans, objectives, and intentions. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “poised”, “believes,” “predicts,” “potential,” “continue,” and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this report.

Forward-looking statements in this report and the exhibits hereto include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this report. Such risk factors include, among others, the factors listed under “Item 1A – Risk Factors” in the Annual Report on Form 10-K of Paperweight and any other filings of Paperweight with the Securities and Exchange Commission. Actual results may differ materially from those contained in the forward-looking statements in this report. Neither Paperweight or the Company undertakes any obligation, nor do they intend, to update these forward-looking statements to reflect events or circumstances occurring after the date of this report. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement.

.

Item 9.01(d)	Exhibits.

Exhibit No.	Description

99.1	Invitation to Bondholders and Lenders

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2015

By:	/s/ Thomas J. Ferree
Chief Financial Officer